[picture of streaking lights]
                                                  Annual Report October 31, 2000


Oppenheimer
Emerging Technologies Fund






                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


Upon the Fund's launch in April 2000, we took advantage of a slump in technology stock prices to establish positions in "new" technology leaders with compelling strategic advantages and proven business plans.
We focused on bandwidth-related businesses, particularly in the fast-growing areas of photonics and optical networking.
We believe the Fund is ideally suited to capitalize on emerging investment opportunities in an increasingly bandwidth-centric world.

     Contents

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 8   Fund Performance

14   Financial
     Statements

28   Independent
     Auditors' Report

29   Federal
     Income Tax
     Information

30   Officers and
     Trustees


Cumulative
Total Returns*
For the Period 4/25/00
to 10/31/00
Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
12.40%        5.94%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
12.00%        7.00%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
12.00%        11.00%

Class Y
------------------------
12.60%





  *See Notes on page 12 for further details.

PRESIDENT'S LETTER


[photo]
Bridget A Macaskill
President
Oppenheimer
Emerging
Technologies Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

1 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

PRESIDENT'S LETTER


   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


[photo]
Portfolio Management
Team (l to r)
Julie Ryan
Ian Horowitz
Bruce Bartlett
(Portfolio Manager)
Jin Chon

Q How would you characterize the Fund's performance since its inception on April 25, 2000?

A. We are very pleased that Oppenheimer Emerging Technologies Fund got off to a strong start despite a volatile environment for many of the stocks in which we invest. We attribute our success to two primary factors. The first is our unique investment strategy of targeting technology firms that we believe to have the highest growth potential--a strategy designed to capture some of the most attractive investment opportunities available in today's new economy. The second factor is our disciplined stock selection approach, which focuses on a company's true internal revenue growth.

What made this such a volatile period?
When we launched the Fund, concerns over rising interest rates and high valuations had caused most technology stocks to decline sharply from their highs of early 2000. Throughout the remainder of the period, investors struggled to weigh the positive impact of encouraging economic data against the negative impact of rising interest rates and energy prices. Prices for most equities rose and fell sharply in response to the positive or negative economic news of the moment. Companies that failed to fully deliver on earnings expectations were severely punished, as were those giving indications of slowing growth. Success in growth-oriented technology stocks was concentrated among companies that exceeded earnings expectations and showed signs of continued growth acceleration.


3 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


How did you manage the Fund in light of these conditions?
Our investment strategy looks beyond short-term market volatility to focus on compelling, long-term growth opportunities related to the information technology revolution that is transforming today's economy. With traffic on the Internet multiplying several times each year, advances in the collection, digitization and processing of data are generating new products and services, new ways of doing business, and new opportunities for investment. Oppenheimer Emerging Technologies Fund was created to capture the most attractive investment opportunities available in this new economy.
   When the fund was launched, we took advantage of the slump in technology stock prices to establish positions in a variety of small, mid-sized and large companies, both public and private, with proven business plans for capitalizing on and speeding the Internet's development. In particular, we found attractive investment opportunities among companies working to increase Internet bandwidth--the rate at which information travels across a network. Limited bandwidth is the most serious problem hindering the deployment of new applications on the Web.
   One promising solution is photonics: the transmission of data through packets of light rather than electrical impulses. Strategically positioned photonics and fiber optic companies have developed and are installing data-communication systems that are thousands of times faster and more efficient than traditional copper cable. We invested in several companies supplying the building blocks for these systems. For example, Ciena Corp. is the leading provider of wavelength division multiplexing components, a technology that enables many light signals to be sent simultaneously through a single strand of optical fiber. Newport Corp. is a leading provider of automation and productivity enhancements for optical component manufacturers. And Corning, Inc., the world's leading provider of optical cable, is also a leading optical systems maker.


[callout]
"It is still early in the product development cycle for companies at the forefront of the Information Age, which is why we are such enthusiastic proponents of broadband-related investment opportunities."

4 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Why is this area of technology so attractive for investment right now?
We have concentrated primarily on bandwidth-related technologies because that is where we see today's most compelling investment opportunities. While computer science was the focus of most technological innovation during the 1980s and 1990s, we believe the focus of innovation has shifted to the world of bandwidth. Today, expanding optical networking capabilities are rapidly increasing the speed limits and carrying capacity of the information highway. As bandwidth increases, new software applications are emerging, such as streaming audio and video. Such applications are creating new markets for related appliances and devices, ranging from digital music players to wireless personal digital assistants (PDAs). As these products reach the marketplace, users are seeking access technologies that provide faster, more mobile ways of connecting to the network. Their needs, in turn, are driving demand for added bandwidth through more sophisticated optical networking systems. The result is a self-reinforcing cycle of regular innovation in which the price/performance capability of optical networking systems is doubling at the astonishing rate of once every nine months.
   Within the world of bandwidth-related technologies, we have invested in many pockets of opportunity. In addition to the previously mentioned fiber optic component and networking companies, we have found attractive investments among providers of applications, appliances, devices and access technologies. For example, businesses today must manage rapidly growing amounts of data flowing through the Internet, intranets, email and other modes of electronic communication. Veritas Software Corp., one of our largest holdings during the recent period, is a leading provider of systems for data storage and management.


1. See Notes on page 12 for further details.


Cumulative
Total Returns
For the Period Ended 9/30/00(1)

               Since
               Inception
------------------------
Class A        19.23%
------------------------
Class B        21.20
------------------------
Class C        25.20
------------------------
Class Y        26.70


5 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


What is your outlook for the future?
We believe it is still early in the product development cycle for the companies at the forefront of the Information Age, which is why we are such enthusiastic proponents of broadband-related investment opportunities. Although technology stocks have experienced substantial volatility in the past, and will no doubt do so in the future, we are confident that bandwidth-related technologies will continue to evolve and grow rapidly for many years to come, providing extraordinary opportunities for long-term investment. In addition, as developments in new technologies occur, the Fund will be able to invest in these companies regardless of technology sector. We are equally confident that well-managed companies with proven business plans for succeeding in a bandwidth-centric environment offer the most compelling vehicles for such investments.
   Tomorrow's technology is already taking shape today. Individuals can carry the Internet with them wherever they go through a variety of different PDAs, customizing the news and entertainment they receive to suit personal preferences. Businesses are enjoying improved productivity and new growth opportunities. We believe the Fund is ideally designed to find the best investment opportunities among public and private companies of all sizes in this rapidly emerging new environment. That's what makes Oppenheimer Emerging Technologies Fund part of The Right Way to Invest.





6 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Top Ten Common Stock Holdings(3)
-----------------------------------------------------------
Juniper Networks, Inc.                                 3.6%
-----------------------------------------------------------
CIENA Corp.                                            3.2
-----------------------------------------------------------
Veritas Software Corp.                                 3.2
-----------------------------------------------------------
Research in Motion Ltd.                                2.6
-----------------------------------------------------------
Micromuse, Inc.                                        2.6
-----------------------------------------------------------
Newport Corp.                                          2.6
-----------------------------------------------------------
C-MAC Industries, Inc.                                 2.6
-----------------------------------------------------------
Corning, Inc.                                          2.4
-----------------------------------------------------------
Broadcom Corp., Cl. A                                  2.3
-----------------------------------------------------------
JDS Uniphase Corp.                                     2.3

Top Five Common Stock Industries(3)
-----------------------------------------------------------
Computer Software                                     16.2%
-----------------------------------------------------------
Communications Equipment                              14.0
-----------------------------------------------------------
Computer Hardware                                     10.6
-----------------------------------------------------------
Telecommunications: Long Distance                      6.8
-----------------------------------------------------------
Manufacturing                                          6.2


Sector Allocation(2)

Technology             75.2%
     Computer
     Software          24.8

     Communications
     Equipment         21.5

     Computer
     Hardware          16.2

     Electronics        7.2

     Computer
     Services           5.5

Communication
Services               14.8

Capital Goods          10.0


2. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of common stock.
3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.

7 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE


How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

Management's discussion of performance. During the fiscal year that began with the Fund's launch on April 25, 2000, and ended October 31, 2000, the U.S. economy enjoyed robust growth, but rising interest rates led to high levels of stock market volatility. Nevertheless, the Fund performed strongly, as a result of our disciplined strategy of investing in well-managed companies in the fast-growing area of bandwidth-related technologies. Within this area, we invested in a wide range of companies, including both public and private enterprises, as well as small, mid-sized and large companies. We found attractive investments among fiber optic component and networking companies and providers of a wide range of Internet related applications, appliances, devices and access technologies. The Fund's portfolio holdings, allocations and strategies are subject to change as developments in technology occur.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2000. Performance is measured from the inception of all the classes on April 25, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.


8 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

   The Fund's performance is compared to that of the Lipper Science & Technology Index and the Standard & Poor's (S&P) 500 Index. The Lipper Science & Technology Index includes the top 30 market-weighted funds within the Lipper Science & Technology Classification. The index includes funds that invest 65% of their equity portfolio in science and technology stocks, without considering sales charges. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.






9 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


         Oppenheimer Emerging Technologies Fund (Class A)       S&P 500 Index        Lipper Science & Technology Index
04/25/00                9425                                       10000                         10000
07/31/00               11263                                        9591                          9879
10/31/00               10594                                        8826                          9897

Cumulative Total Return of Class A Shares of the Fund at 10/31/00(1)
Life 5.94%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


         Oppenheimer Emerging Technologies Fund (Class B)        S&P 500 Index        Lipper Science & Technology Index
04/25/00                10000                                       10000                         10000
07/31/00                11930                                        9591                          9879
10/31/00                10700                                        8826                          9897

Cumulative Total Return of Class B Shares of the Fund at 10/31/00(1)
Life 7.00%


1. See page 12 for further details.


10 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

         Oppenheimer Emerging Technologies Fund (Class C)        S&P 500 Index        Lipper Science & Technology Index
04/25/00                10000                                       10000                         10000
07/31/00                11930                                        9591                          9879
10/31/00                11100                                        8826                          9897

Cumulative Total Return of Class C Shares of the Fund at 10/31/00(1)
Life 11.00%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

         Oppenheimer Emerging Technologies Fund (Class Y)        S&P 500 Index        Lipper Science & Technology Index
04/25/00                10000                                       10000                         10000
07/31/00                11960                                        9591                          9879
10/31/00                11260                                        8826                          9897

Cumulative Total Return of Class Y Shares of the Fund at 10/31/00(1)
Life 12.60%


The performance information for both indices in the graphs begins on 4/30/00.

Past performance is not predictive of future performance.


11 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 10/31/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the period ended 10/31/00. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/25/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


12 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Financials











13 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS  October 31, 2000

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--65.4%
----------------------------------------------------------------------------------
 Capital Goods--6.6%
----------------------------------------------------------------------------------
 Aerospace/Defense--0.4%
 Teledyne Technologies, Inc.(1)                              75,000    $ 1,879,687
----------------------------------------------------------------------------------
 Manufacturing--6.2%
----------------------------------------------------------------------------------
 C-MAC Industries, Inc.(1)                                  235,000     13,042,500
----------------------------------------------------------------------------------
 Corning, Inc.                                              161,880     12,383,820
----------------------------------------------------------------------------------
 Jabil Circuit, Inc.(1)                                     107,000      6,105,687
                                                                       -----------
                                                                        31,532,007

----------------------------------------------------------------------------------
 Communication Services--9.7%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--6.8%
 Broadcom Corp., Cl. A(1)                                    53,000     11,785,875
----------------------------------------------------------------------------------
 Brocade Communications Systems, Inc.(1)                     41,750      9,492,906
----------------------------------------------------------------------------------
 Copper Mountain Networks, Inc.(1)                           76,350        873,253
----------------------------------------------------------------------------------
 Corvis Corp.(1)                                             88,700      5,820,937
----------------------------------------------------------------------------------
 Cosine Communications, Inc.(1)                              65,000      2,149,062
----------------------------------------------------------------------------------
 Exfo Electro-Optical Engineering, Inc.(1)                   14,300        545,187
----------------------------------------------------------------------------------
 Exodus Communications, Inc.(1)                             117,900      3,957,019
                                                                       -----------
                                                                        34,624,239

----------------------------------------------------------------------------------
 Telecommunications: Wireless--2.9%
 Aether Systems, Inc.(1)                                     48,200      3,886,125
----------------------------------------------------------------------------------
 Ceragon Networks Ltd.(1)                                     5,000         62,500
----------------------------------------------------------------------------------
 TyCom Ltd.(1)                                              320,000     10,720,000
                                                                       -----------
                                                                        14,668,625

----------------------------------------------------------------------------------
 Technology--49.1%
----------------------------------------------------------------------------------
 Computer Hardware--10.6%
 EMC Corp.(1)                                                56,950      5,072,109
----------------------------------------------------------------------------------
 Handspring, Inc.(1)                                         58,000      4,194,125
----------------------------------------------------------------------------------
 Juniper Networks, Inc.(1)                                   95,000     18,525,000
----------------------------------------------------------------------------------
 Network Appliance, Inc.(1)                                  90,000     10,710,000
----------------------------------------------------------------------------------
 Redback Networks, Inc.(1)                                   54,000      5,747,625
----------------------------------------------------------------------------------
 SanDisk Corp.(1)                                            28,000      1,504,563
----------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                   74,725      8,285,134
                                                                       -----------
                                                                        54,038,556

14 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Computer Services--3.6%
 Applied Micro Circuits Corp.(1)                             99,400   $  7,597,888
----------------------------------------------------------------------------------
 Blue Martini Software, Inc.(1)                              16,000        602,000
----------------------------------------------------------------------------------
 Finisar Corp.(1)                                           203,200      5,854,700
----------------------------------------------------------------------------------
 Foundry Networks, Inc.(1)                                   48,100      3,195,644
----------------------------------------------------------------------------------
 Sonus Networks, Inc.(1)                                     35,700      1,231,650
                                                                      ------------
                                                                        18,481,882

----------------------------------------------------------------------------------
 Computer Software--16.2%
 Avistar Communications Corp.(1)                             74,800        289,850
----------------------------------------------------------------------------------
 Mercury Interactive Corp.(1)                                79,900      8,868,900
----------------------------------------------------------------------------------
 Micromuse, Inc.(1)                                          79,000     13,405,313
----------------------------------------------------------------------------------
 Portal Software, Inc.(1)                                   188,000      6,615,250
----------------------------------------------------------------------------------
 Rational Software Corp.(1)                                 187,000     11,161,563
----------------------------------------------------------------------------------
 Research in Motion Ltd.(1)                                 135,000     13,500,000
----------------------------------------------------------------------------------
 StorageNetworks, Inc.(1)                                    11,500        729,531
----------------------------------------------------------------------------------
 Tricord Systems, Inc.(1)                                    76,600      1,263,900
----------------------------------------------------------------------------------
 VeriSign, Inc.(1)                                           80,000     10,560,000
----------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                  115,625     16,304,932
                                                                      ------------
                                                                        82,699,239

----------------------------------------------------------------------------------
 Communications Equipment--14.0%
 ADC Telecommunications, Inc.(1)                            100,000      2,137,500
----------------------------------------------------------------------------------
 Audiocodes Ltd.(1)                                          72,800      2,880,150
----------------------------------------------------------------------------------
 Avanex Corp.(1)                                             40,500      4,113,281
----------------------------------------------------------------------------------
 Bookham Technology plc, ADR(1)                             186,000      6,265,875
----------------------------------------------------------------------------------
 CIENA Corp.(1)                                             155,400     16,336,425
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                     110,000      5,926,250
----------------------------------------------------------------------------------
 New Focus, Inc.(1)                                          22,500      1,428,750
----------------------------------------------------------------------------------
 Newport Corp.                                              116,025     13,250,418
----------------------------------------------------------------------------------
 Nortel Networks Corp.                                      203,380      9,253,790
----------------------------------------------------------------------------------
 ONI Systems Corp.(1)                                        46,000      3,728,875
----------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                    92,600      6,337,313
                                                                      ------------
                                                                        71,658,627

----------------------------------------------------------------------------------
 Electronics--4.7%
 JDS Uniphase Corp.(1)                                      143,080     11,652,078
----------------------------------------------------------------------------------
 PMC-Sierra, Inc.(1)                                         17,900      3,034,050
----------------------------------------------------------------------------------
 SDL, Inc.(1)                                                28,425      7,369,181
----------------------------------------------------------------------------------
 Virata Corp.(1)                                             50,000        968,750
----------------------------------------------------------------------------------
 Vitesse Semiconductor Corp.(1)                              14,800      1,035,075
                                                                      ------------
                                                                        24,059,134
                                                                      ------------
 Total Common Stocks (Cost $358,416,549)                               333,641,996

15 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                     Market Value
                                                                            Shares     See Note 1
=================================================================================================
 Preferred Stocks--3.8%

 ApplianceWare Holding Corp., Cv., Series B(1,2)                           524,781   $  1,799,999
-------------------------------------------------------------------------------------------------
 Blaze Network Products, Inc., 8% Cv., Series D(1,2)                       166,836      1,067,750
-------------------------------------------------------------------------------------------------
 Broadband Office, Inc., Cv., Series C(1,2)                                 52,909        999,980
-------------------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies, Inc., Cv., Series D(1,2)              463,822      5,000,001
-------------------------------------------------------------------------------------------------
 fusionOne, Inc. 8% Non-Cum. Cv., Series D(1,2)                            264,186      1,434,530
-------------------------------------------------------------------------------------------------
 MicroPhotonix Integration Corp., Cv., Series C(1,2)                       316,691      1,999,999
-------------------------------------------------------------------------------------------------
 Questia Media, Inc., Cv., Series B(1,2)                                   258,859        999,998
-------------------------------------------------------------------------------------------------
 Tellium, Inc., Cv., Series E(1,2)                                         166,667      5,000,010
-------------------------------------------------------------------------------------------------
 Zaffire, Inc., Cv., Series C(1,2)                                          69,252        999,999
                                                                                     ------------
 Total Preferred Stocks (Cost $19,302,266)                                             19,302,266

                                                                         Principal
                                                                            Amount
=================================================================================================
 Convertible Corporate Bonds and Notes--0.1%

 Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts.,
 8/15/05(3) (Cost $450,000)                                            $   450,000        488,250

=================================================================================================
 Repurchase Agreements--31.1%

 Repurchase agreement with Deutsche Bank Securities Inc., 6.51%, dated 10/31/00, to be repurchased at $79,014,286 on 11/1/00, collateralized by U.S. Treasury Nts., 6.125%-6.625%, 7/31/01-8/15/07,
 with a value of $17,598,676 and U.S. Treasury Bonds, 3.875%-8.875%,
 8/15/17-4/15/29, with a value of $63,239,701                           79,000,000     79,000,000
-------------------------------------------------------------------------------------------------
 Repurchase agreement with PaineWebber, Inc., 6.55%, dated 10/31/00, to be repurchased at $79,813,519 on 11/1/00, collateralized by
 Government National Mortgage Assn., 8%-8.50%, 3/20/30-9/20/30,
 with a value of $83,009,793                                            79,799,000     79,799,000
                                                                                     ------------
 Total Repurchase Agreements (Cost $158,799,000)                                      158,799,000
-------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $536,967,815)                             100.4%   512,231,512
-------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                        (0.4)    (1,911,925)
                                                                       --------------------------
 Net Assets                                                                  100.0%  $510,319,587
                                                                       ==========================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $488,250 or 0.10% of the Fund's net assets as of October 31, 2000.

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000

=================================================================================================
 Assets

 Investments, at value (including repurchase agreements of $158,799,000)
 (cost $536,967,815)--see accompanying statement                                     $512,231,512
-------------------------------------------------------------------------------------------------
 Cash                                                                                      33,767
-------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                     6,422,911
 Investments sold                                                                       3,752,222
 Interest                                                                                  32,930
 Other                                                                                      3,001
                                                                                     ------------
 Total assets                                                                         522,476,343

=================================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                                 11,389,931
 Shares of beneficial interest redeemed                                                   492,762
 Distribution and service plan fees                                                       105,971
 Transfer and shareholder servicing agent fees                                             16,306
 Other                                                                                    151,786
                                                                                     ------------
 Total liabilities                                                                     12,156,756

=================================================================================================
 Net Assets                                                                          $510,319,587
                                                                                     ============

=================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                     $540,702,352
-------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                               (1)
-------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                              (5,646,461)
-------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                           (24,736,303)
                                                                                     ------------
 Net Assets                                                                          $510,319,587
                                                                                     ============

=================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $253,470,823 and 22,554,039 shares of beneficial interest outstanding)                    $11.24
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                           $11.93
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $200,250,557
 and 17,877,179 shares of beneficial interest outstanding)                                 $11.20
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $56,597,081
 and 5,053,680 shares of beneficial interest outstanding)                                  $11.20
-------------------------------------------------------------------------------------------------
 Class Y Shares
 Net asset value, redemption price and offering price per share (based on
 net assets of $1,126 and 100 shares of beneficial interest outstanding)                   $11.26

 See accompanying Notes to Financial Statements.


17 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF OPERATIONS


 For the Period from April 25, 2000 (inception of offering) to October 31, 2000
==================================================================================
 Investment Income

 Interest                                                             $  2,785,068
----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $644)                       17,993
                                                                      ------------
 Total income                                                            2,803,061

==================================================================================
 Expenses

 Management fees                                                         1,462,714
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   188,939
 Class B                                                                   548,051
 Class C                                                                   144,827
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   130,405
 Class B                                                                    97,608
 Class C                                                                    25,848
 Class Y                                                                         1
----------------------------------------------------------------------------------
 Registration and filing fees                                              138,812
----------------------------------------------------------------------------------
 Shareholder reports                                                        74,194
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 8,622
----------------------------------------------------------------------------------
 Other                                                                     129,585
                                                                      ------------
 Total expenses                                                          2,949,606
 Less expenses paid indirectly                                              (6,762)
                                                                      ------------
 Net expenses                                                            2,942,844

==================================================================================
 Net Investment Loss                                                      (139,783)

==================================================================================
 Realized and Unrealized Loss

 Net realized loss on investments                                       (5,646,461)
----------------------------------------------------------------------------------
 Net change in unrealized depreciation investments                     (24,736,303)
                                                                      ------------
 Net realized and unrealized loss                                      (30,382,764)

==================================================================================
 Net Decrease in Net Assets Resulting from Operations                 $(30,522,547)
                                                                      ============

 See accompanying Notes to Financial Statements.

18 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Period Ended October 31,                                                   2000(1)
----------------------------------------------------------------------------------
 Operations

 Net investment loss                                                  $   (139,783)
----------------------------------------------------------------------------------
 Net realized gain (loss)                                               (5,646,461)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                  (24,736,303)
                                                                      ------------
 Net decrease in net assets resulting from operations                  (30,522,547)

==================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                               266,456,675
 Class B                                                               213,552,155
 Class C                                                                60,730,304
 Class Y                                                                        --

==================================================================================
 Net Assets

 Total increase                                                        510,216,587
----------------------------------------------------------------------------------
 Beginning of period                                                       103,000(2)
                                                                      ------------
 End of period (including accumulated net investment
 loss of $1 for the period ended October 31, 2000)                    $510,319,587
                                                                      ============

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Reflects the value of the Manager's initial seed money investment at April 18, 2000.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS

                                                Class A         Class B         Class C         Class Y
                                                 Period          Period          Period          Period
                                                  Ended           Ended           Ended           Ended
                                               Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,
                                                2000(1)         2000(1)         2000(1)         2000(1)
=======================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period            $10.00          $10.00          $10.00          $10.00
-------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                       .01            (.01)           (.01)            .02
 Net realized and unrealized gain                  1.23            1.21            1.21            1.24
                                                 ------------------------------------------------------
 Total income from investment operations           1.24            1.20            1.20            1.26
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $11.24          $11.20          $11.20          $11.26
                                                 ======================================================

=======================================================================================================
 Total Return, at Net Asset Value(2)              12.40%          12.00%          12.00%          12.60%

=======================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $253,471        $200,251         $56,597              $1
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $149,623        $106,620         $28,193              $1
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                      0.25%          (0.48)%         (0.47)%          0.33%
 Expenses                                          1.65%           2.39%           2.39%           1.42%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              6%             6%               6%              6%

 1. For the period from April 25, 2000 (inception of offering) to October 31, 2000.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.

 See accompanying Notes to Financial Statements.



20 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
 1. Significant Accounting Policies
 Oppenheimer Emerging Technologies Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


21 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
 1. Significant Accounting Policies Continued
 Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
 Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

 As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2008                    $5,646,461

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for


22 | OPPENHEIMER EMERGING TECHNOLOGIES FUND
 the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $139,782. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
 Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



23 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  Period Ended October 31, 2000(1)
                                                             Shares         Amount
----------------------------------------------------------------------------------
 Class A
 Sold                                                    25,707,400   $304,796,287
 Redeemed                                                (3,163,361)   (38,339,612)
                                                         -------------------------
 Net increase                                            22,544,039   $266,456,675
                                                         =========================

----------------------------------------------------------------------------------
 Class B
 Sold                                                    18,503,747   $221,172,552
 Redeemed                                                  (626,668)    (7,620,397)
                                                         -------------------------
 Net increase                                            17,877,079   $213,552,155
                                                         =========================

----------------------------------------------------------------------------------
 Class C
 Sold                                                     5,263,840   $ 63,254,836
 Redeemed                                                  (210,260)    (2,524,532)
                                                         -------------------------
 Net increase                                             5,053,580   $ 60,730,304
                                                         =========================

----------------------------------------------------------------------------------
 Class Y
 Sold                                                            --   $         --
 Redeemed                                                        --             --
                                                         -------------------------
 Net increase                                                    --   $         --
                                                         =========================


 1. For the period from April 25, 2000 (inception of offering) to October 31, 2000.

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended October 31, 2000, were $396,176,380 and $12,361,103, respectively.

 As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $536,967,815 was:

          Gross unrealized appreciation           $ 25,045,493
          Gross unrealized depreciation            (49,781,796)
                                                  ------------
          Net unrealized depreciation             $(24,736,303)
                                                  ============


24 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of average annual net assets. The Fund's management fee for the period ended October 31, 2000, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate              Class A         Commissions          Commissions           Commissions
                       Front-End            Front-End          on Class A           on Class B            on Class C
                   Sales Charges        Sales Charges              Shares               Shares                Shares
                      on Class A          Retained by         Advanced by          Advanced by           Advanced by
 Period Ended             Shares          Distributor      Distributor(1)       Distributor(1)        Distributor(1)
--------------------------------------------------------------------------------------------------------------------
 October 31, 2000     $5,488,223             $674,370             $97,505           $6,637,607              $403,220

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   Class A                      Class B                         Class C
                       Contingent Deferred          Contingent Deferred             Contingent Deferred
                             Sales Charges                Sales Charges                   Sales Charges
 Period Ended      Retained by Distributor      Retained by Distributor         Retained by Distributor
-------------------------------------------------------------------------------------------------------
 October 31, 2000                      $--                      $90,379                          $7,275

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


25 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
 4. Fees and Other Transactions with Affiliates  Continued
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended October 31, 2000, payments under the Class A plan totaled $188,939, all of which was paid by the Distributor to recipients. That included $12,438 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the period ended October 31, 2000, were as follows:

                                                           Distributor's    Distributor's
                                                               Aggregate     Unreimbursed
                                                            Unreimbursed    Expenses as %
                        Total Payments    Amount Retained       Expenses    of Net Assets
                            Under Plan     by Distributor     Under Plan         of Class
-----------------------------------------------------------------------------------------
 Class B Plan                 $548,051           $457,349     $7,706,714             3.85%
 Class C Plan                  144,827            104,067        604,988             1.07


26 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

================================================================================
 5. Illiquid or Restricted Securities
 As of October 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2000, was $19,302,266, which represents 3.78% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                           Valuation        Unrealized
                                                                      Per Unit as of      Appreciation
 Security                      Acquisition Date    Cost Per Unit       Oct. 31, 2000    (Depreciation)
------------------------------------------------------------------------------------------------------
 Stocks and Warrants
 ApplianceWare Holding Corp.,
 Cv., Series B                          7/11/00           $ 3.43              $ 3.43               $--
------------------------------------------------------------------------------------------------------
 Blaze Network Products, Inc.,
 8% Cv., Series D                      10/17/00             6.40                6.40                --
------------------------------------------------------------------------------------------------------
 Broadband Office, Inc., Cv.,
 Series C                               8/28/00            18.90               18.90                --
------------------------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies,
 Inc., Non-Cum. Cv., Series D          10/23/00            10.78               10.78                --
------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8%, Non-Cum. Cv.,
 Series D                                9/6/00             5.43                5.43                --
------------------------------------------------------------------------------------------------------
 MicroPhotonix Integration Corp., Cv.,
 Series C                                7/6/00             6.32                6.32                --
------------------------------------------------------------------------------------------------------
 Questia Media, Inc., Cv., Series B     8/18/00             3.86                3.86                --
------------------------------------------------------------------------------------------------------
 Tellium, Inc., Cv., Series E           9/20/00            30.00               30.00                --
------------------------------------------------------------------------------------------------------
 Zaffire, Inc., Cv., Series C           5/26/00            14.44               14.44                --

================================================================================
 6. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the period ended or at October 31, 2000.



27 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
 The Board of Trustees and Shareholders of
 Oppenheimer Emerging Technologies Fund:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Emerging Technologies Fund as of October 31, 2000, and the related statement of operations and statement of changes in net assets and the financial highlights for the period from April 25, 2000 (inception of offering) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Technologies Fund as of October 31, 2000, the results of its operations, of changes in its net assets and the financial highlights for the period from April 25, 2000 (inception of offering) to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 November 21, 2000


28 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
 In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.









29 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

OPPENHEIMER EMERGING TECHNOLOGIES FUND


============================================================================================
 Officers and Trustees          Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                Bruce L. Bartlett, Vice President
                                Andrew J. Donohue, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Robert G. Zack, Assistant Secretary


============================================================================================
 Investment Advisor             OppenheimerFunds, Inc.

============================================================================================
 Distributor                    OppenheimerFunds Distributor, Inc.

============================================================================================
 Transfer and Shareholder       OppenheimerFunds Services
 Servicing Agent

============================================================================================
 Custodian of                   The Bank of New York
 Portfolio Securities

============================================================================================
 Independent Auditors           KPMG LLP

============================================================================================
 Legal Counsel                  Mayer, Brown & Platt

                                For more complete information about Oppenheimer  Emerging
                                Technologies Fund, please refer to the Prospectus. To
                                obtain a copy, call your financial advisor, call
                                OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or
                                visit the OppenheimerFunds website at
                                www.oppenheimerfunds.com.

                                Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment
                                risks, including the possible loss of the principal amount invested.

                                Oppenheimer funds are distributed by OppenheimerFunds
                                Distributor, Inc., Two World Trade Center, New York,
                                NY 10048-0203.

                               (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


30 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

OPPENHEIMERFUNDS FAMILY


============================================================================================================
 Global Equity
                        Developing Markets Fund                 Global Fund
                        International Small Company Fund        Quest Global Value Fund
                        Europe Fund                             Global Growth & Income Fund
                        International Growth Fund

============================================================================================================
 Equity
                        Stock                                   Stock & Bond
                        Emerging Technologies Fund              Main Street(R) Growth & Income Fund
                        Enterprise Fund                         Quest Opportunity Value Fund
                        Discovery Fund                          Total Return Fund
                        Main Street(R) Small Cap Fund           Quest Balanced Value Fund
                        Quest Small Cap Fund(1)                 Capital Income Fund
                        MidCap Fund                             Multiple Strategies Fund
                        Main Street(R) Opportunity Fund         Disciplined Allocation Fund
                        Growth Fund                             Convertible Securities Fund
                        Capital Appreciation Fund
                        Large Cap Growth Fund                   Specialty
                        Disciplined Value Fund                  Real Asset Fund(R)
                        Quest Capital Value Fund                Gold & Special Minerals Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

============================================================================================================
 Fixed Income
                        Taxable                                 Municipal
                        International Bond Fund                 California Municipal Fund(3)
                        World Bond Fund(2)                      Main Street(R)California Municipal Fund(2,3)
                        High Yield Fund                         Florida Municipal Fund(3)
                        Champion Income Fund                    New Jersey Municipal Fund(3)
                        Strategic Income Fund                   New York Municipal Fund(3)
                        Bond Fund                               Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund               Municipal Bond Fund
                        U.S. Government Trust                   Insured Municipal Fund(2)
                        Limited-Term Government Fund            Intermediate Municipal Fund

                                                                Rochester Division
                                                                Rochester Fund Municipals
                                                                Limited Term New York Municipal Fund

============================================================================================================
 Money Market(4)
                        Money Market Fund                       Cash Reserves


 1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
 2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
 3. Available to investors only in certain states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


31 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols  Class A: OETAX  Class B: OETBX  Class C: OETCX  Class Y: N/A

1. At times this website may be inaccessible or its transaction feature may be unavailable.

RA0765.001.1000  December 30, 2000                     [logo]OppenheimerFunds(R)
                                                             Distributor, Inc.